UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: October 6, 2004


                                   AT&T CORP.
               (Exact Name of Registrant as Specified in Charter)

                                    New York

                 (State or Other Jurisdiction of Incorporation)

                1-1105                                13-4924710
        (Commission File Number)          (IRS Employer Identification No.)


                                  One AT&T Way
                          Bedminster, New Jersey 07921
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (908) 221-2000

                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01.  Entry into a Material Definitive Agreement

Item 1.01 of an 8-K for an event dated October 6, 2004, and filed with the Securities and Exchange Commission on October 7, 2004, is hereby corrected as follows: AT&T Corp. ("AT&T") entered into a $1,000,000,000 364-Day Revolving Credit Facility Agreement (the "Agreement") with a group of financial institutions, including J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Bookrunners. The Agreement replaces the $2,000,000,000 364-Day Revolving Credit Facility Agreement dated as of October 8, 2003 among AT&T and a group of financial institutions.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AT&T CORP.




                                  /s/  Robert S. Feit
                                  ----------------------------------
                                  By:  Robert S. Feit
                                       Vice President - Law and Secretary


October 7, 2004